Derivative Instruments And Hedging Activities (Narrative) (Details) $ in Millions	12 Months Ended
Dec. 31, 2016 USD ($)
General Discussion Of Derivative Instruments And Hedging Activities [Abstract]
Average remaining life of interest rate swap agreements	3 years 4 months 24 days
Estimated derivatives to be reclassified as increase to interest expense	$ 2.1
Fair value of derivative net liability position	1.8
Derivative counterparty posted collateral against obligation	$ 12.0